UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2000

SCIENTIFIC TECHNOLOGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Oregon
(State of Other Jurisdiction of Incorporation)

0-12254	77-0170363
(Commission File Number)	(IRS Employer Identification Number)

6550 Dumbarton Circle
Fremont, CA    94555
(Address of principal executive offices including zip code)

(510) 608-3400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets

On March 16, 2000 Scientific Technologies Incorporated, through its wholly-owned subsidiary, PSI-Tronix Technologies, Inc., a California corporation, acquired all of the assets and assumed certain of the liabilities of PSI-Tronix, Inc., a California corporation, which designs, develops and manufactures pressure transducers, digital pressure gauges, displacement and velocity transducers, and pressure comparators. The cash purchase price of $9.3 million was based upon the fair market value of the assets acquired, less liabilities assumed, and is subject to certain adjustments based on the closing balance sheet of PSI-Tronix, Inc. An escrow fund of $1.0 million of the total purchase price has been established. The acquisition will be accounted for using the purchase method of accounting.

The description contained herein of the transaction is qualified in its entirety by reference to the Asset Purchase Agreement dated as of March 16, 2000 and the press release dated March 20, 2000, which are attached as Exhibits 2.1 and 99.1, respectively.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days from March 31, 2000.

(b) Pro Forma Financial Information.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the registrant to provide pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8- K, such pro forma financial information shall be filed by amendment to this Form 8-K no later than 60 days from March 31, 2000.
    Exhibits.

2.1 Asset Purchase Agreement by and among PSI-Tronix Technologies, Inc., Scientific Technologies Incorporated, PSI-Tronix, Inc. and Melvin R. Heier and Donna Mae Heier, Trustees of the Heier Family Trust Dated 6/27/89 dated as of March 16, 2000. (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.)

99.1 Press Release dated March 20, 2000, regarding STI's acquisition of the assets of PSI-Tronix, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2000 Scientific Technologies Inc.

By: /s/ Richard O. Faria Richard O. Faria

Vice President, Finance and Administration

INDEX TO EXHIBITS

Exhibit

Number Description

    Asset Purchase Agreement by and among PSI-Tronix Technologies, Inc.,

Scientific Technologies Incorporated, PSI-Tronix, Inc. and Melvin R. Heier and Donna Mae Heier, Trustees of the Heier Family Trust Dated 6/27/89 dated as of March 16, 2000.

(Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.)

99.1 Press Release dated March 20, 2000, regarding STI's acquisition of the assets of PSI-Tronix, Inc.